UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2026 (August 7, 2026)

Commission File No. 000-30053

BILI Social International, Inc.

(Exact name of registrant as specified in its charter)

Florida	22-3084979
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

625 Broad Street

2nd Floor, Suite 240

Newark, New Jersey 07102

(Address of principal executive offices, zip code)

1-888-458-2454

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Bili Social International, Inc., a Florida corporation (the “Company”), previously designated (i) 118,000,000 shares of preferred stock as Series B Preferred Stock (the “Series B Preferred Stock”) on October 22, 2024. On August 7, 2026, the Board of Directors approved the termination of the Series B Preferred Stock designation and the Company filed Articles of Amendment to its Articles of Incorporation relating to the Series B Preferred Stock (the “Articles of Amendment”) with the Secretary of State of the State of Florida to terminate the designations, rights and preferences of the Series B Preferred Stock.

At the time of the filing of the Articles of Amendment, no shares of Series B Preferred Stock were outstanding. The Articles of Amendment became effective immediately upon filing and deleted the related provisions from the Company’s Articles of Incorporation with respect to the Series B Preferred Stock.

Following the termination of the Series B Preferred Stock, the Company has authorized: 40,000,000,000 ($0.001 par value) common stock shares and 120,000,000 ($0.001 par value) preferred stock shares, of which the Board of Directors is authorized, to the fullest extent permitted by the Florida Business Corporation Act, including Section 607.0602, to provide for the issuance of preferred stock in one or more series and, by resolution duly adopted, to establish the designation of each series and to fix the number of shares constituting such series and the preferences, limitations, relative rights, and other terms of each series.

The foregoing descriptions of the termination of Series B Preferred Stock are not complete and are subject to and qualified in their entirety by reference to the  Form of Articles of Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Form of Articles of Amendment to its Articles of Incorporation to withdraw Series B Preferred Stock designation, filed with the Secretary of State of the State of Florida on August 7, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Filed herewith

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BILI Social International, Inc.

Dated: August 13, 2026	/s/ Adrian Capobianco
By: Adrian Capobianco
Chief Executive Officer

3